UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2003



                            LIQUIDMETAL TECHNOLOGIES
             (Exact name of Registrant as Specified in its Charter)



          California                      000-31332              33-0264467
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                         100 North Tampa St., Suite 3150
                              Tampa, Florida 33602
               (Address of Principal Executive Offices; Zip Code)


       Registrant's telephone number, including area code: (813) 314-0280


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                            LIQUIDMETAL TECHNOLOGIES

                                    FORM 8-K


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1 Press Release, dated April 14, 2003.

Item 12.  Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K: Press release by Liquidmetal Technologies announcing anticipated revenues for the quarter ended March 31, 2003. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    LIQUIDMETAL TECHNOLOGIES



                                    By: /s/ John Kang
                                        ----------------------------------------
                                        John Kang
                                        President and Chief Executive Officer


Date: April 15, 2003





                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99.1                  Press Release, dated April 14, 2003.


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